UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2012

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 16, 2011, SandRidge Permian Trust (the “Trust”) completed its initial public offering of 34,500,000 units of beneficial interest in the Trust denominated as common units. In connection with the offering, SandRidge Energy, Inc. (“SandRidge”) conveyed to the Trust royalty interests in certain oil and natural gas properties located in Andrews County, Texas (the “Royalty Interests”) in exchange for 4,875,000 common units, 13,125,000 units of beneficial interest in the Trust denominated as subordinated units, and the net proceeds of the Trust’s initial public offering equal to $580.6 million, after deducting underwriting discounts and commissions. The Royalty Interests entitle the Trust to a percentage of the proceeds received by SandRidge from the production of oil, natural gas and natural gas liquids from currently producing wells and development wells to be drilled by SandRidge within an area of mutual interest.

Additionally, on November 14, 2011, SandRidge sold producing properties located on over 23,000 net acres in Gregg, Harrison, Rusk and Panola counties in Texas for $231.0 million (“East Texas Sale”). The transaction is subject to customary post-closing adjustments.

SandRidge is filing this Current Report on Form 8-K to provide certain pro forma financial information giving effect to the conveyance of the Royalty Interests to the Trust and the East Texas Sale as well as to certain adjustments to SandRidge’s historical results to give effect to SandRidge’s July 2010 acquisition of Arena Resources, Inc. (“Arena”). The pro forma financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Pro Forma Financial Information. Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2011, and the related notes showing the pro forma effects to SandRidge Energy Inc.’s (“SandRidge”) conveyance of royalty interests to SandRidge Permian Trust and the sale of producing properties in east Texas as well as to certain adjustments to SandRidge’s historical results to give effect to SandRidge’s July 2010 acquisition of Arena Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)

Date: February 27, 2012	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer

Exhibit Index

No.	Description

99.1	Pro Forma Financial Information. Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2011, and the related notes showing the pro forma effects to SandRidge Energy Inc.’s (“SandRidge”) conveyance of royalty interests to SandRidge Permian Trust and the sale of producing properties in east Texas as well as to certain adjustments to SandRidge’s historical results to give effect to SandRidge’s July 2010 acquisition of Arena Resources, Inc.